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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported) April 25, 2002
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                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                           91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

       6830 Spencer Street, Las Vegas, Nevada                   89119
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     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)







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ITEM 5.    OTHER EVENTS

         On April 25, 2002, VendingData Corporation (the "Company") filed its Answer and Counterclaims against Shuffle Master, Inc. ("Shuffle Master") in Case No. CV-S-02-0438-JCM-PAL, pending in the United States District Court, District of Nevada. In its Answer, the Company denies Shuffle Master's allegation of patent infringement and requests that Shuffle Master's complaint be dismissed. The Company also seeks, in its counterclaim, a declaration that the Company does not infringe Shuffle Master's patent and that Shuffle Master's patent and certain of its related patents are invalid. The Company further asserts counterclaims against Shuffle Master for breach of contract, violation of the Uniform Trade Secrets Act, conversion, breach of duty of candor to the United States Patent and Trademark Office, and fraud.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Not Applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VENDINGDATA CORPORATION



Date: May 6, 2002           By:    /s/ Stacie L. Brown
                            ----------------------------------------------------
                            Stacie L. Brown, Attorney-in-Fact for Steven J. Blad
                            Its:   President and Chief Executive Officer